UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2009

CuraGen Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23223	06-1331400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

119 Fourth Avenue Needham, Massachusetts	02494-2725
(Address of Principal Executive Offices)	(Zip Code)

(781) 433-0771

(Registrant’s telephone number, including area code)

322 East Main Street, Branford, Connecticut 06405

(203) 481-1104

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8K/A amends and restates in its entirety Item 2.01 of the Current Report on Form 8-K filed by CuraGen Corporation (“CuraGen”) with the Securities and Exchange Commission on October 2, 2009 (the “Original Filing”), to correctly state the exchange ratio applicable to the exchange of shares of CuraGen common stock for shares of Celldex Therapeutics, Inc. (“Celldex”) common stock pursuant to the Merger Agreement (as defined below).  All other items from the Original Filing are included in this Current Report, but have not been amended.  All disclosures provided in this Current Report are as of the date of the Original Filing.  CuraGen has not updated the disclosures to reflect any recent events or developments.

Item 1.01.      Entry into a Material Definitive Agreement.

On October 1, 2009, CuraGen, Celldex, and The Bank of New York Mellon (formerly the Bank of New York) (the “Trustee”) entered into a Supplemental Indenture (the “Supplemental Indenture”) to the Indenture dated as of February 17, 2004 between CuraGen and the Trustee (the “Original Indenture”) governing CuraGen’s 4.0% Convertible Subordinated Notes due 2011 (the “Notes”).  The Supplemental Indenture modifies the Original Indenture by providing that (i) the Notes shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which the holders thereof would have been entitled to receive had such Notes been converted into CuraGen common stock immediately prior to the Merger (as defined below) and (ii) adjustments to the conversion rate of the Notes shall be made in the same manner as the Original Indenture prior to the execution of the Supplemental Indenture.  In addition, the Supplemental Indenture also adds or substitutes Celldex in certain provisions of, and modifies certain definitions and section references in, the Original Indenture in order to give effect to the modifications described above.

The Supplemental Indenture became operative upon the effectiveness of the Merger.  The description of the Supplemental Indenture contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is incorporated herein by reference to Exhibit 4.1 of this Current Report on Form 8-K.

Item 2.01.      Completion of Acquisition or Disposition of Assets

On October 1, 2009, Cottrell Merger Sub, Inc. (the “Merger Sub”), a subsidiary of Celldex, merged with and into CuraGen (the “Merger”) in accordance with the Agreement and Plan of Merger, dated as of May 28, 2009, among CuraGen, Merger Sub and Celldex (the “Merger Agreement”).  As a result of the Merger, CuraGen became a wholly-owned subsidiary of Celldex, and shares of CuraGen common stock, which traded under the symbol “CRGN”, have ceased trading on, and are being delisted from, the NASDAQ Global Market.

Pursuant to the terms of the Merger Agreement, each outstanding share of CuraGen common stock was converted into the right to receive 0.2739 shares of Celldex common stock.  Celldex will issue approximately 16,629,981 shares of its common stock in exchange for outstanding shares of CuraGen common stock in connection with the Merger.  In addition, at the Effective Time (as defined in the Merger Agreement) all outstanding options to acquire shares of CuraGen common stock (i) under CuraGen’s 2007 Stock Incentive Plan were converted into options to acquire shares of Celldex common stock, as adjusted pursuant to the Merger Agreement, and (ii) under CuraGen’s 1997 Employee, Director and Consultant Stock Plan were terminated.

Pursuant to the terms of the Merger Agreement, Timothy M. Shannon, a director of CuraGen prior to the Merger, was appointed to the board of directors of Celldex immediately following the Effective Time.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of this Current Report on Form 8-K.

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 1, 2009, at CuraGen’s request and in connection with the Merger, The NASDAQ Global Market filed a Notification of Removal From Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to notify the SEC that CuraGen’s common stock, par value $0.01 per share, was deregistered under Section 12(b) of the Exchange Act, and delisted from trading on The NASDAQ Global Market effective prior to the open of trading on October 2, 2009.  Celldex intends to file a Form 15 with the SEC on CuraGen’s behalf in order to complete the deregistration of CuraGen’s common stock under the Exchange Act.

Item 3.03.      Material Modification to Rights of Security Holders.

The disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Stockholder Rights Agreement dated as of March 27, 2002, as amended on May 28, 2009, the Rights (as defined in the Stockholder Rights Agreement) expired immediately prior to the Effective Time.

Item 5.01.      Changes in Control of Registrant.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon effectiveness of the Merger, each of Vincent T. DeVita, Jr., John H. Forsgren, James J. Noble, Robert E. Patricelli, Timothy M. Shannon and Patrick J. Zenner, who constituted the Board of Directors of CuraGen immediately prior to the Merger, resigned as directors of CuraGen.

In addition, upon effectiveness of the Merger, Timothy M. Shannon, President and Chief Executive Officer, Paul M. Finigan, Executive Vice President, General Counsel, and Corporate Secretary and Sean A. Cassidy, Vice President and Chief Financial Officer, ceased to be executive officers of CuraGen, pursuant to the Merger Agreement.

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 1, 2009, pursuant to the Merger Agreement, the articles of incorporation of CuraGen were amended to read in their entirety as set forth in the copy of CuraGen’s articles of incorporation attached hereto as Exhibit 3.1, which is incorporated herein by reference.  In addition, the bylaws of Merger Sub became the bylaws of CuraGen.  A copy of the bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01.      Other Events.

At a special meeting of the shareholders of CuraGen held on September 30, 2009, the shareholders approved and adopted the Merger Agreement.  A copy of the press release regarding the shareholder vote is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 1, 2009, CuraGen and Celldex issued a joint press release announcing the effectiveness of the Merger and the consummation of the transactions contemplated by the Merger Agreement.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*

Agreement and Plan of Merger, dated as of May 28, 2009, by and among Celldex Therapeutics, Inc., CuraGen Corporation and Cottrell Merger Sub, Inc. (incorporated by reference to CuraGen’s Current Report on Form 8-K filed on May 29, 2009).

3.1*	Amended Certificate of Incorporation of CuraGen Corporation.

3.2*	Bylaws of CuraGen Corporation.

4.1*	Supplemental Indenture dated October 1, 2009, by and among Celldex Therapeutics, Inc., CuraGen Corporation and The Bank of New York Mellon.

99.1*	Press release dated September 30, 2009.

99.2*	Press release dated October 1, 2009.

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION
(Registrant)

Date: October 21, 2009	By:	/s/ Avery W. Catlin
	Name:	Avery W. Catlin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*

Agreement and Plan of Merger, dated as of May 28, 2009, by and among Celldex Therapeutics, Inc., CuraGen Corporation and Cottrell Merger Sub, Inc. (incorporated by reference to CuraGen’s Current Report on Form 8-K filed on May 29, 2009).

3.1*	Amended Certificate of Incorporation of CuraGen Corporation.

3.2*	Bylaws of CuraGen Corporation.

4.1*	Supplemental Indenture dated October 1, 2009, by and among Celldex Therapeutics, Inc., CuraGen Corporation and The Bank of New York Mellon.

99.1*	Press release dated September 30, 2009.

99.2*	Press release dated October 1, 2009.

*Previously filed